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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 1997



                                  BARNETT INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


       Delaware                        0-21728                    59-1380437
----------------------------   -----------------------       -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)


            3333 Lenox Ave. Jacksonville, Florida              32254
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (904) 384-6530
       ------------------------------------------------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.
                  ------------

                  On February 27, 1997, Barnett Inc. and Waxman Industries, Inc. jointly issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

                  (c)    Exhibits.
                         --------

                         99.1 Joint Press Release of Barnett Inc. and Waxman Industries, Inc. dated February 27, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BARNETT INC.
                                                   (Registrant)


Dated: February 27, 1997                           By: /s/ Andrea M. Luiga
                                                      -------------------------
                                                      Andrea M. Luiga
                                                      Vice President-Finance
                                                      and Chief Financial
                                                      Officer

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                                  INDEX TO EXHIBITS


  Exhibit No.                                                      Page No.
  -----------                                                      --------

  99.1     Joint Press Release of Barnett Inc. and
           Waxman Industries, Inc. dated February 27, 1997





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